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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           -------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                  July 20, 2004



                                  PULITZER INC.
             (Exact name of registrant as specified in its charter)

                   DELAWARE                                     43-1819711
(State or other jurisdiction of incorporation)     (IRS Employer Identification No.)


                         Commission file number 1-9329

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
900 NORTH TUCKER BOULEVARD, ST. LOUIS, MISSOURI                    63101
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (314) 340-8000



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Item 5. Other Events and Regulation FD Disclosure.

On July 20, 2004, the St. Louis Post-Dispatch LLC, a subsidiary of Pulitzer Inc. (the "Company") issued a press release announcing the settlement of a lawsuit brought by a group of independent St. Louis Post-Dispatch home delivery carriers. The settlement was consummated on July 23, 2004. A copy of this press release is furnished with this report as an exhibit to this Form 8-K and is incorporated herein by reference.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Pulitzer Inc.


Date: July 23, 2004                      By:  /s/ Alan G. Silverglat
                                              ----------------------------------
                                              Alan G. Silverglat
                                              Senior Vice President-Finance



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                                  Exhibit Index

Exhibit             Description
-------             -----------
99.1                St. Louis Post-Dispatch LLC Settles Carrier Lawsuit